UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2021

THE SINGING MACHINE COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-24968	95-3795478
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6301 NW 5th Way, Suite 2900, Fort Lauderdale, FL 33309

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code (954) 596-1000

Copies to:

Gary Atkinson

Chief Executive Officer

6301 NW 5th Way, Suite 2900

Fort Lauderdale, FL 33309

954-596-1000 (phone)

954-596-2000 (fax)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	SMDM	OTCQX

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On January 26, 2021, the Audit Committee of the Board of Directors of The Singing Machine Company, Inc. (the “Company”) and management, in consultation with the Company’s independent registered public accounting firm, EisnerAmper LLP, has concluded that the following previously issued consolidated financial statements and related disclosures of the Company should no longer be relied upon due to misstatements contained in such financial statements:

i.	The audited consolidated financial statements for the fiscal years ended March 31, 2020 and 2019, and EisnerAmper LLP’s report thereon;
ii.	The unaudited condensed consolidated financial statements as of and for each of the interim periods ended September 30, 2020 and 2019, June 30, 2020 and 2019 and December 31, 2019 and 2018 (the “Affected Reports”)

The management of the Company has determined that in accordance with FASB ASC Topic 606 section 10-32-26, the Company incorrectly accounted for the cost of cooperative advertising as selling expenses instead of a reduction of the transaction prices recorded in net sales for each of the Affected Reports.

Pursuant to FASB ASC Topic 606 section 10-32-26, if cooperative allowances payable to a customer is a payment for a distinct good or service from the customer, then an entity shall account for the purchase of the good or service in the same way that it accounts for other purchases from suppliers. If the amount of consideration payable to the customer exceeds the fair value of the distinct good or service that the entity receives from the customer, then the entity shall account for such an excess as a reduction of the transaction price. If the entity cannot reasonably estimate the fair value of the good or service received from the customer, it shall account for all of the consideration payable to the customer as a reduction of the transaction price.

The effects of this accounting error do not impact the consolidated balance sheets, statements of cash flows and statements of shareholders’ equity for any current or past reporting period. The effects are confined to the consolidated statements of income, MD&A discussions, notes to consolidated financial statements, and management’s assessment of internal control of the Affected Reports. The net income or loss reported in the aforementioned reporting periods is not expected to change. The impact of this error is as follows:

●	For the years ended March 31, 2020 and 2019 net sales will be reduced by $2,917,734 or approximately seven percent, and $2,284,830 or approximately five percent, respectively. Correspondingly, selling expenses as a component of total operating expenses are reduced by the same amounts.
●	For the year ended March 31, 2020 total net sales as originally reported were $41,418,304 and will be restated to $38,500,570 reducing the gross profit percentage from 26.8% to 21.2%. Correspondingly, total operating expenses as originally reported were $14,339,853 and will be restated to $11,422,119 for an approximate 20% reduction in indirect costs. These restatements do not change the net loss of $2,857,000 previously reported.
●	For the year ended March 31, 2019 total net sales as originally reported were $46,482,998 and will be restated to $44,198,168 reducing the gross profit percentage from 25.3% to 21.5%. Correspondingly, total operating expenses as originally reported were $10,724,245 and will be restated to $8,439,415 for an approximate 21% reduction in indirect costs. These restatements do not change the net income of $631,547 previously reported.
●	For the three months and the six months ended September 30, 2020 reported net sales will be reduced by $902,280, and $1,173,840, respectively, representing an approximate four percent reduction in each period. Total net sales for the three months ended September 30, 2020 as originally reported were $23,187,519 and will be restated to $22,285,239 reducing the gross profit percentage from 29.0% to 26.1%. Total net sales for the six months ended September 30, 2020 as originally reported were $26,511,062 and will be restated to $25,337,222 reducing the gross profit percentage from 30.0% to 26.8%. Correspondingly, for the three months and the six months ended September 30, 2020 reported total operating expenses will be reduced by $902,280, and $1,173,840, respectively, representing a 21 % and an approximate 19% reduction in each period, respectively. Total operating expenses as originally reported of $4,286,745 will be restated to $3,384,465 for the three months ended September 30, 2020. Total operating expenses as originally reported of $6,291,695 will be restated to $5,117,855 for the six months ended September 30, 2020 Net income of $2,407,874 for the three months ended September 30, 2020, and net income of $2,201,070 for the six months ended September 30, 2020, as previously reported, are not changed by these restatements.
●	For the three months and the six months ended September 30, 2019 reported net sales will be reduced by $1,027,327, and $1,196,129, respectively, representing an approximate five percent reduction in each period. Total net sales for the three months ended September 30, 2019 as originally reported were $20,081,842 and will be restated to $19,054,515 reducing the gross profit percentage from 28.1% to 24.2%. Total net sales for the six months ended September 30, 2019 as originally reported were $24,890,882 and will be restated to $23,694,753 reducing the gross profit percentage from 26.6% to 22.9%. Correspondingly, for the three months and the six months ended September 30, 2019 reported total operating expenses will be reduced by $1,027,327 and $1,196,129, respectively, representing an approximate 21% and 17% reduction in each period, respectively. Total operating expenses as originally reported of $4,782,986 will be restated to $3,755,659 for the three months ended September 30, 2019. Total operating expenses as originally reported of $6,872,796 will be restated to $5,676,667 for the six months ended September 30, 2019. Net income of $624,222 for the three months ended September 30, 2019, and net loss of $245,359 for the six months ended September 30, 2019, as previously reported, and are not changed by these restatements.
●	For the three months ended June 30, 2020 reported net sales will be reduced by $271,560, representing an approximate eight percent reduction. Total net sales for the three months ended June 30, 2020 as originally reported were $3,323,543 and will be restated to $3,051,983 reducing the gross profit percentage from 37.1% to 31.5%. Correspondingly, for the three months ended June 30, 2020 reported total operating expenses will be reduced by $271,560 representing a 14 % reduction. Total operating expenses as originally reported of $2,004,950 will be restated to $1,733,390 for the three months ended June 30, 2020. Net loss of $206,804 for the three months ended June 30, 2020, as previously reported, are not changed by these restatements.

●	For the three months ended June 30, 2019 reported net sales will be reduced by $168,802, representing an approximate four percent reduction. Total net sales for the three months ended June 30, 2019 as originally reported were $4,809,040 and will be restated to $4,640,238 reducing the gross profit percentage from 20.5% to 17.6%. Correspondingly, for the three months ended June 30, 2019 reported total operating expenses will be reduced by $168,802 representing an 8 % reduction. Total operating expenses as originally reported of $2,089,810 will be restated to $1,921,008 for the three months ended June 30, 2019. Net loss of $869,581 for the three months ended June 30, 2019, as previously reported, are not changed by these restatements.

The Company is working to complete the restatement of its financial statements for the periods covered in the Affected Reports (the “Non-Reliance Periods”). The Company is still in the process of determining if it will file the restated consolidated financial statements for the Non-Reliance Periods by filing a comprehensive Form 10-K that includes the restated consolidated financial statements and related financial information for the Non-Reliance Periods or filing amendments to each of the Affected Reports. The Company intends to restate the consolidated financial statements for the Non-Reliance Periods as soon as practicable. Accordingly, investors and others should rely only on the financial information and other disclosures regarding the Non-Reliance Periods once the Company restates its consolidated financial statements and not rely on any previously issued or filed registration statements or reports, earning press releases, investor presentations or other communications related thereto covering the Non-Reliance Periods.

Determination of the impact of the errors described above are subject to continued analysis by management and our auditors and could change based on further review and analysis of the Affected Periods. The Company, when restating the previously filed financial statements, may also correct other previously identified errors determined to be immaterial.

The Audit Committee of the Board of Directors and management have begun implementing measures to enhance processes and controls and continue to evaluate appropriate remediation actions. Management continues to assess the effect of the restatements on the Company’s internal control over financial reporting and its disclosure controls and procedures. The Company expects to report a material weaknesses following completion of this assessment

The Audit Committee has discussed the foregoing with EisnerAmper LLP.

Forward Looking Statements

This Current Report contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are made only as of the date of this Report. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “may,” “potential,” “predicts,” “projects,” “should,” “will,” “would,” and similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these words. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results and performance to be materially different from the information contained in the forward-looking statements. The Company cannot assure that the forward-looking statements in this Report will prove to be accurate. The Company cautions its investors not to place undue reliance upon forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

NA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SINGING MACHINE, COMPANY, INC.

Date:	January 29, 2021	/s/ Gary Atkinson
Gary Atkinson
Chief Executive Officer